Trinity Industries, Inc. Announces Intention to Spin-Off Infrastructure- Related Businesses December 12, 2017 Investor Contact: TrinityInvestorRelations@trin.net Website: www.trin.net Exhibit 99.2

Forward Looking Statements Some statements in this presentation, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Trinity's estimates, expectations, beliefs, intentions or strategies for the future, and the assumptions underlying these forward-looking statements. Forward-looking statements may include, but are not limited to, statements regarding the anticipated separation of Trinity into two separate public companies, the expected timetable for completing the transaction, future financial and operating performance of each company, benefits and synergies of the transaction, strategic and competitive advantages of each company, future opportunities for each company and any other statements regarding events or developments that Trinity believes or anticipates will or may occur in the future. Trinity uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “outlook,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this presentation, and Trinity expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Trinity’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. There is no assurance that the proposed transaction will be completed, that the Company's Board of Directors will continue to pursue a proposed transaction (even if there are no impediments to completion), that the Company will be able to separate its businesses, or that the proposed transaction will be the most beneficial alternative considered. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors affecting Trinity’s operations, markets, products, services and prices, as well as any changes in or abandonment of the proposed separation or the ability to effect the separation and satisfy the conditions to the proposed separation, and such forward-looking statements are not guarantees of future performance. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and “Forward-Looking Statements” in the Company's Annual Report on Form 10-K for the most recent fiscal year, and as may be revised and updated by our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. 2

Spin-Off of Infrastructure-Related Businesses • On December 12, 2017, Trinity Industries announced a plan to pursue the spin-off of its infrastructure-related businesses to shareholders • Transaction is expected to result in two separate public companies that will benefit from: – Leading positions in their respective industries – Strong free cash flow generation – Compelling growth opportunities • Separation is planned as tax-free spin-off to shareholders for U.S. federal income tax purposes • Transaction is expected to be completed in the second half of 2018 3

Strategic Rationale • Enhances Overall Growth Potential through Focused Companies – New infrastructure company to focus on growing market opportunity in North American infrastructure spending – Trinity Industries to operate industry-leading integrated rail leasing, manufacturing, and services business, providing single source for comprehensive rail transportation solutions and services in North America • Enables Each Company to Optimize Balance Sheet and Capital Allocation Priorities – Standalone companies plan to pursue distinct business strategies and investment decisions best suited to enhance long-term growth and shareholder value creation • Enables Each Business to Advance a Differentiated Investment Thesis 4

Maintains Benefits of TrinityRail’s Integrated Structure • The spin-off will preserve the TrinityRail integrated business model and its expansive market platforms • As premier provider of rail products and services, offers an unparalleled value proposition for customers • Creates a “one-stop-shop” experience and a comprehensive range of railcar services for industrial producers, railroads, lessors, and institutional investors • Gives the ability to pursue an optimized capital structure, efficiently allocate capital, and effectively leverage multiple rail platforms 5

Infrastructure Company Positioned for Success 6 • New growth-oriented company that is focused on infrastructure-related products and services • Businesses have leading positions in construction, energy, and marine markets • Positioned to grow free cash flows • Will have the balance sheet strength and capital allocation flexibility to pursue growth through acquisitions • Offers the ability to capitalize on the large and growing market opportunity in North American infrastructure spending

Key Milestones to Completion 7 Announcement December 2017 Expected Completion H2 2018 • Refinement of new corporate and organizational structures • Form 10 filing and SEC review process • Organization preparation • IRS Ruling on Tax-free status of transaction • Final approval by Board of Directors • Distribution of SpinCo shares